This is filed pursuant to Rule 497(e).
Files Nos. 33-84270 and 811-08776.

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[LOGO]sm AllianceBernstein Investment
Research and Management Inc.

                                      AllianceBernstein All-Asia Investment Fund
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Supplement dated February 10, 2005 to the Prospectus dated March 1, 2004 of
AllianceBernstein All-Asia Investment Fund. You should read this Supplement in conjunction with the Prospectus.
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     On February 9, 2005, the Board of Directors of the AllianceBernstein
All-Asia Investment Fund (the "Fund") approved a proposal to reorganize the Fund into the AllianceBernstein International Premier Growth Fund ("IPG"). The Fund will seek shareholder approval of the reorganization. This proposal is contingent upon IPG's shareholders approving a change to its investment objective that will permit IPG broader investment flexibility, without being limited, as currently, to investing in securities of a limited number of companies. If the Fund's shareholders approve the proposal relating to its reorganization, all of the Fund's assets will be transferred to IPG , and shareholders of the Fund will receive shares of IPG in exchange for their shares.

     The Fund will mail shareholders of record on March 15, 2005 information detailing the proposal relating to the Fund's reorganization and requesting them to vote on the proposal at a meeting of shareholders presently scheduled for May 17, 2005. If approved at the meeting, the reorganization is proposed to take place shortly thereafter.


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For more information, please call your financial advisor or visit our website at
www.AllianceBernstein.com.

You should retain this Supplement with your Prospectus for future reference.


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Investment Research and Management, Inc.